Summary Prospectus Supplement dated September 19, 2019

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Oppenheimer Macquarie Global Infrastructure Fund

This supplement amends the Summary Prospectuses of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses and retain it for future reference.

Effective on or about November 18, 2019, the following changes are made to the Summary Prospectuses:

Delaware Investments Fund Advisers (DIFA), a series of Macquarie Investment Management Business Trust, will no longer serve as the Fund’s sub-adviser. All references to DIFA are hereby removed from the Summary Prospectuses. In addition, at the September 16-18, 2019, Board meetings, the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) approved the name change of Invesco Oppenheimer Macquarie Global Infrastructure Fund to Invesco Oppenheimer Global Infrastructure Fund. Any and all references to Invesco Oppenheimer Macquarie Global Infrastructure Fund are changed to Invesco Oppenheimer Global Infrastructure Fund in the Summary Prospectuses.

The following information replaces in its entirety the fourth paragraph appearing under the heading “Principal Investment Strategies of the Fund” in the prospectuses:

“Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s adviser and Invesco Asset Management Limited (Invesco Asset Management) serves as the Fund’s Sub-Adviser. The Adviser and the Sub-Adviser are responsible for the day-to-day investment management of the Fund’s assets and employ the Fund’s portfolio managers. The portfolio managers analyze infrastructure companies to determine the quality of the infrastructure assets that are owned, operated, or managed by these companies and that therefore underpin these companies’ cash flow and growth. The portfolio managers also analyze companies through review of key sources of revenue, growth potential, management quality and the potential for competition. Preference is given to securities that the portfolio managers believe exhibit stability in earnings and a positive earnings outlook. The portfolio managers generally develop a target valuation for each company using, among other things, proprietary models and fundamental analysis. This information is then used to construct a portfolio diversified by country and infrastructure subsector. The portfolio managers may sell a security under a variety of circumstances, such as a change in, for example, a company’s revenue, earnings, assets, liabilities and growth, or due to a shift in market conditions.”

The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the prospectuses:

“Investment Adviser: Invesco Advisers, Inc.

Investment Sub-Adviser: Invesco Asset Management Limited

Portfolio Managers	Title	Length of Service on the Fund
Darin Turner	Portfolio Manager (lead)	2019
Mark Blackburn	Portfolio Manager	2019
James Cowen	Portfolio Manager	2019
Paul Curbo	Portfolio Manager	2019
Grant Jackson	Portfolio Manager	2019
Joe Rodriguez, Jr.	Portfolio Manager	2019
Ping-Ying Wang	Portfolio Manager	2019”

O-MQGLI-SUMSUP 091919